SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D. C.  20549

                             FORM 8-K

               AMENDMENT TO CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 22, 2003

                     Checkpoint Systems, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                          Pennsylvania
      ------------------------------------------------------------
     (State or other jurisdiction of incorporation or organization)



            1-11257                             22-1895850
     ------------------------         --------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



        101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                (Address of principal executive offices)


                            (856) 848-1800
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            (Registrant's telephone number, including area code)


                                  N/A
     ------------------------------------------------------------------
          (Former name or address, if changed since last report)








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     Item 5.     Other Events
     ------      ------------

     On May 22, 2003, the Company announced that Per Levin was promoted to Executive Vice President, General Manager of Europe and that
John E. Davies, Jr., assumed the new title of Executive Vice President, General Manager of Americas and Asia Pacific.



     Item 7.     Financial Statements and Exhibits
     ------      ---------------------------------

1. Exhibits

Press release issued, May 22, 2003.




                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2003

Checkpoint Systems, Inc.


/s/George W. Off
------------------------
Chairman of the Board,
President and Chief Executive Officer


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